SUB-ITEM 77Q1(A)

                                 AMENDMENT NO. 9
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                              AIM INVESTMENT FUNDS

          This Amendment No. 9 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (the "Trust") amends, effective November 12, 2009, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the Trust desires to amend the Agreement to add the following series portfolios: Invesco Alternative Opportunities Fund, Invesco Commodities Alpha Fund, Invesco FX Alpha Plus Strategy Fund, Invesco FX Alpha Strategy Fund, Invesco Global Advantage Fund, Invesco Global Dividend Growth Securities Fund, Invesco Health Sciences Fund, Invesco International Growth Equity Fund, Invesco Natural Resources Fund, Invesco Pacific Growth Fund, Van Kampen Emerging Markets Fund, Van Kampen Global Bond Fund, Van Kampen Global Equity Allocation Fund, Van Kampen Global Franchise Fund, Van Kampen Global Tactical Asset Allocation Fund, Van Kampen International Advantage Fund, Van Kampen International Growth Fund (collectively, the "Funds");

          WHEREAS, each of the Funds will have multiple share classes, each of which will be reflected on Schedule A, as amended hereby;

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of November 12, 2009.


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Name: John M. Zerr
                                        Title: Senior Vice President

                                    EXHIBIT 1

                                   "SCHEDULE A
                              AIM INVESTMENT FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                 CLASSES OF EACH PORTFOLIO
---------                                ---------------------------
AIM Balanced-Risk Allocation Fund        Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class R Shares
                                         Class Y Shares
                                         Institutional Class Shares

AIM China Fund                           Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class Y Shares
                                         Institutional Class Shares

AIM Developing Markets Fund              Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class Y Shares
                                         Institutional Class Shares

AIM Global Health Care Fund              Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class Y Shares
                                         Investor Class Shares
                                         Institutional Class Shares

AIM International Total Return Fund      Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class Y Shares
                                         Institutional Class Shares

AIM Japan Fund                           Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class Y Shares
                                         Institutional Class Shares

AIM LIBOR Alpha Fund                     Class A Shares
                                         Class C Shares
                                         Class R Shares
                                         Class Y Shares
                                         Institutional Class Shares

PORTFOLIO                                 CLASSES OF EACH PORTFOLIO
---------                                ---------------------------
AIM Trimark Endeavor Fund                Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class R Shares
                                         Class Y Shares
                                         Institutional Class Shares

AIM Trimark Fund                         Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class R Shares
                                         Class Y Shares
                                         Institutional Class Shares

AIM Trimark Small Companies Fund         Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class R Shares
                                         Class Y Shares
                                         Institutional Class Shares

Invesco Alternative Opportunities Fund   Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class R Shares
                                         Class Y Shares
                                         Institutional Class Shares

Invesco Commodities Alpha Fund           Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class R Shares
                                         Class Y Shares
                                         Institutional Class Shares

Invesco FX Alpha Plus Strategy Fund      Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class R Shares
                                         Class Y Shares
                                         Institutional Class Shares

Invesco FX Alpha Strategy Fund           Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class R Shares
                                         Class Y Shares
                                         Institutional Class Shares

Invesco Global Advantage Fund            Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class Y Shares

Invesco Global Dividend Growth           Class A Shares
Securities Fund                          Class B Shares
                                         Class C Shares
                                         Class Y Shares

Invesco Health Sciences Fund             Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class Y Shares

Invesco International Growth Equity      Class A Shares
Fund                                     Class B Shares
                                         Class C Shares
                                         Class Y Shares

Invesco Natural Resources Fund           Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class Y Shares

Invesco Pacific Growth Fund              Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class R Shares
                                         Class Y Shares

Van Kampen Emerging Markets Fund         Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class Y Shares
                                         Institutional Class Shares

Van Kampen Global Bond Fund              Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class R Shares
                                         Class Y Shares

Van Kampen Global Equity Allocation      Class A Shares
Fund                                     Class B Shares
                                         Class C Shares
                                         Class Y Shares

Van Kampen Global Franchise Fund         Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class Y Shares

Van Kampen Global Tactical Asset         Class A Shares
Allocation Fund                          Class B Shares
                                         Class C Shares
                                         Class R Shares
                                         Class Y Shares
                                         Institutional Class Shares

Van Kampen International Advantage       Class A Shares
Fund                                     Class B Shares
                                         Class C Shares
                                         Class Y Shares

Van Kampen International Growth Fund     Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class R Shares
                                         Class Y Shares
                                         Institutional Class Shares"